               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                                APRIL 18, 2002
               Date of Report (Date of earliest event reported)



                      KULICKE AND SOFFA INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

                        Commission File No. 000-00121


               PENNSYLVANIA                                    23-1498399
               ------------                                    ----------
(State or other jurisdiction of incorporation)               (IRS Employer
                                                           Identification No.)


2101 BLAIR MILL ROAD, WILLOW GROVE, PENNSYLVANIA                   19090
------------------------------------------------                   -----
  (Address of principal executive offices)                       (Zip Code)


                                (215) 784-6000
                                --------------
                       (Registrant's telephone number)





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ITEM 5.  OTHER EVENTS

        On April 18, 2002, Kulicke and Soffa Industries, Inc. announced financial results for its second quarter of fiscal year 2002 ended March 31, 2002. A copy of the press release is filed as Exhibit 99.1 and incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

Exhibit No.                                Description
-----------                                -----------
   99.1                      Press Release dated April 18, 2002

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KULICKE AND SOFFA INDUSTRIES, INC.



Date: April 18, 2002            By: /s/ CLIFFORD G. SPRAGUE
--------------------            ---------------------------------


                                Clifford G. Sprague
                                Senior Vice President, Chief Financial Officer (Principal Financial Officer)




                                     -3-

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                                EXHIBIT INDEX

Exhibit No.                                          Description
-----------                                          -----------
  99.1                                  Press Release dated April 18, 2002

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